MFS(R) MONEY MARKET FUND
                       MFS(R) GOVERNMENT MONEY MARKET FUND


                      Supplement to the Current Prospectus


Effectively immediately, the third sentence in the section entitled "How to Redeem Shares-Redeeming Directly through MFSC-By telephone" under the caption "VI How to Purchase, Exchange and Redeem Shares" in the funds' prospectus is hereby deleted.

Effective immediately, the section entitled "Pricing of Fund Shares" under the caption "VIII Other Information" in the funds' prospectus is hereby restated as follows:

The price of each fund's shares is based on its net asset value. The net asset value of each fund's shares is determined each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each fund values its securities at amortized cost or at another fair value as determined under the direction of the Board of Trustees when a determination is made that amortized cost does not constitute fair value.

You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (i.e., has all required information in the appropriate form) and:

o MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

o your financial adviser receives your order by the valuation time and transmits your order to MFSC.

Effectively immediately, the last sentence in the first paragraph in the section entitled "Distributions" under the caption "VIII Other Information" in the funds' prospectus is hereby deleted.

                 The Date of this Supplement is October 1, 2004.